Exhibit 99.2 A Transformational Public-Private Partnership J U LY 10, 2025

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. MP Materials Corp. (the “Company,” “we,” “us” and “our”) intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “shall,” “may,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “will,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the forward-looking aspects of the transactions described in this presentation (the “Transactions”), including the intended use of proceeds of the Transactions, the timing and consummation of future phases of the Transactions, the Company’s and the Department of Defense’s future obligations related to the Transactions, and the expected impact of the Transactions on the Company’s business and the broader industry; the availability of government appropriations, funding and support for the Transactions; the availability of additional or replacement funding for our development projects and operations; the financial, tax and accounting assessment and treatment of the various obligations and commitments under the documents governing the Transactions; our engagement with industry and the government and outcomes related to this engagement; the price and market for rare earth materials, the continued demand for rare earth materials and the market for rare earth materials generally; future demand for magnets; estimates and forecasts of the Company’s results of operations and other financial and performance metrics, including NdPr oxide production and shipments and expected NdPr oxide production and shipments; and the Company’s mining and magnet projects, including the Company’s ability to expand its separation capabilities to include samarium, the fact that the Company’s ability to undertake such expansion is conditioned upon the Department of Defense extending the Samarium Project Loan in accordance with the agreements governing the Transactions, and to develop the 10X Facility to achieve run rate production of separated rare earth materials and production of commercial metal and magnets. These forward-looking statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of our management and are not predictions of actual performance. These forward- looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the timing and achievement of expected business milestones, including with respect to the construction of the 10X Facility and the extension of the Samarium Project Loan by the Department of Defense; the availability of appropriations from the legislative branch of the federal government and the ability of the Department of Defense to obtain funding and support for the Transactions; the determination by the legislative, judicial or executive branches of the federal government that any aspect of the Transactions was unauthorized, void or voidable; our ability to obtain additional or replacement financing, as needed; our ability to effectively assess, determine and monitor the financial, tax and accounting treatment of the Transactions, together with our and the Department of Defense’s obligations thereunder; challenges associated with identifying alternate sales channels and customers for the highly-specialized products contemplated by the Transactions should the partnership be altered or terminated; our ability to effectively use the proceeds and utilize the other anticipated benefits of the Transactions as contemplated thereby; our ability to effectively comply with the broader legal and regulatory requirements and heightened scrutiny associated with government partnerships and contracts; limitations on the Company’s ability to transact with non-U.S. customers; changes in trade and other policies and priorities in U.S. and foreign governments, including with respect to tariffs; fluctuations, variability and uncertainty in demand and pricing in the market for rare earth products, including magnets; volatility in the price of our common stock; and those risk factors discussed in the Company’s filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by the Company with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this presentation. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing our assessment as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. 2 A TR AN S F O R M ATI O N AL P U B L I C - P R IV A T E PA R T N E R S H IP

Adjusted EBITDA and Estimates This presentation includes some illustrative examples of forward-looking estimates of EBITDA as described below, which is a non-GAAP measure. Because these are illustrative examples and forward-looking estimates, we are unable to present a quantitative reconciliation to the most directly comparable GAAP financial measure, because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP financial measure without unreasonable effort or expense. We believe non-GAAP measures such as EBITDA are indicators of the performance of our core business operations period-over-period. However, there are a number of limitations related to the use of this non-GAAP financial measure and its nearest GAAP equivalent. In particular, these illustrative examples and estimates of EBITDA are based on the calculation of “EBITDA” as set forth in the agreements governing the transactions described herein between the Company and the Department of Defense and are not calculated in the same manner as we may calculate similarly titled measures for other purposes, including in our earnings releases or other announcements. In addition, our method of determining non-GAAP measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies, and we do not recommend the sole use of non-GAAP measures to assess our financial performance. Management does not consider non-GAAP measures in isolation or as an alternative or to be superior to financial measures determined in accordance with GAAP. The principal limitation of non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The illustrative examples presented in this presentation are estimates and future projections and are based on various assumptions, which may prove to be incorrect. Various risks could cause our actual performance to be materially different from the illustrative examples, projections and estimates. These examples, projections and estimates are provided solely for illustrative purposes, and there can be no assurances that any such financial results or performance will ultimately be realized, in the manner illustrated herein or at all. These illustrative examples, projections and estimates should not be relied upon as being necessarily indicative of future results. 3 A TR AN S F O R M ATI O N AL P U B L I C - P R IV A T E PA R T N E R S H IP

A Transformational Public-Private Partnership

The DoD is making a multi-billion-dollar commitment to accelerate American rare earth supply chain independence

DoD Investment & Strategic Capital

$400M Convertible Preferred Equity

- Fixed conversion at $30.03[1]
- 7% annual PIK liquidation preference

Warrant

- Exercisable for 10-year period at $30.03[1]
- Increases underlying as-converted, as-exercised DoD ownership to 15.0% pre-close

$150M loan

- To expand HREE separation capabilities
- 12-year duration
- Fixed rate at T+100

NdPr Price Floor Commitment

$110/kg NdPr price floor

- DoD will pay MP the difference between $110/kg and the market price
- Applies to all NdPr products (oxide, metal, concentrate)
- Ability to realize on sold, stockpiled and/or internally consumed products

Shared upside

- Once 10X facility achieves target capacity, DoD receives 30% of upside above $110/kg

10-year term beginning in Q4 2025

"10X" Magnet Manufacturing Expansion

MP to construct new "10X" facility

- 10X + *Independence* expansion will target 10,000 MT of annual capacity
- 100% DoD offtake commitment for defense consumption and commercial syndication
- Cost-plus pricing with a $140M minimum EBITDA guarantee (2.0% annual escalator)

Shared upside on 10X facility

- DoD receives first $30M of upside above $140M EBITDA; 50/50 split with MP beyond $170M EBITDA

10-year term beginning at 10X commissioning

MP MATERIALS + U.S. Department *of* Defense

1) MP Materials share price as of 7/9/25 close

4 A TRANSFORMATIONAL PUBLIC-PRIVATE PARTNERSHIP MP MATERIALS

NdPr Price Floor Commitment Overview A durable pricing mechanism that ensures stable and predictable cash flow with shared upside 1 2,3 Historical NdPr Pricing Illustrative Annual Materials Segment EBITDA 4 Assumes 6,075 MT of annual NdPr production and target run-rate production cost $/kg $250 5 MP Materials DoD Share $200 $160M $150 $110/kg (price floor) $100 $410M $410M $790M $60/kg Price floor $50 payment $0 2008 2010 2012 2014 2016 2018 2020 2022 2024 $60/kg NdPr $110/kg NdPr $200/kg NdPr 1) NdPr price data per Bloomberg as at 6/27/25 2) Excludes EBITDA from REO concentrate sales and includes impact of 45X, G&A and Other 3) Target run-rate cost based on MP’s historical production costs and Company’s reasonable estimates of future incremental run-rate efficiencies 4) See S-K 1300 Technical Report for more information 5) 30% upside sharing mechanism starts upon completion of full capacity of the 10X facility 5 A TR AN S F O R M ATI O N AL P U B L I C - P R IV A T E PA R T N E R S H IP

10X Facility Offtake Overview A 10-year commitment that ensures stability and minimum cash flow with shared upside 1 MP Annual Magnet Capacity Target Illustrative Annual 10X Facility EBITDA Assumes 7,000 MT of magnets produced by 10X annually MP Materials DoD Share 10,000 MT 7,000 MT $145M $30M $255M 2,000 MT $140M $140M 1,000 MT Independence Independence 10X Facility Total Capacity $0 - $140M $170M $400M Current Expansion 1) On an annual basis, DoD is entitled to receive the first $30M of EBITDA that exceeds $140M and 50% of EBITDA that exceeds $170M 6 A TR AN S F O R M ATI O N AL P U B L I C - P R IV A T E PA R T N E R S H IP

Significant EBITDA Visibility with Upside Opportunity

MP is now positioned as a national champion with a durable and scalable economic platform

Illustrative Annual EBITDA



>$650M
Independence EBITDA[1]
Minimum 10X EBITDA[2]
Floor Price @ $110/kg NdPr[3]
Potential upside:
• NdPr Price Upside
• Upstream 60K
• Magnetics Upside & Growth
• Other
Independence EBITDA[1]
Minimum 10X EBITDA[2]
Floor Price @ $110/kg NdPr[3]
Illustrative EBITDA at Current Market Prices
Illustrative Upside Case

1) Illustrative view of *Independence* EBITDA; assumes performance under existing supply agreements and Company's estimates of future contracts with potential customers enabled by targeted expansion
2) Assumes 7,000 MT of magnet capacity available at 10X annually
3) Assumes 6,075 MT of annual NdPr production and target run-rate production cost

7 A TRANSFORMATIONAL PUBLIC-PRIVATE PARTNERSHIP

MP MATERIALS

Transaction Summary

A win for MP shareholders, government & industry, and U.S. taxpayers

- Accelerates build-out of fully integrated American supply chain at scale
- Addresses significant economic and national security vulnerability
- Secures critical input to Physical AI and future dual-use technologies
- Aligns MP and DoD interests with shared upside and strict performance expectations
- Positions MP as a national champion with a durable and scalable economic platform

MP MATERIALS + U.S. Department *of* Defense

8 A TRANSFORMATIONAL PUBLIC-PRIVATE PARTNERSHIP

MP MATERIALS

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